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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 2, 2002


                            MEELICK ACQUISITION CORP.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-29527                   33-0889201
         --------                       -------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
  of incorporation)                                          Identification No.)

          4985 Algonquin Trail, Nashville, Tennessee                37013
          ------------------------------------------                -----
          (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (615) 568-9291


          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 23, 2002, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization whereby it agreed to issue 2,000,000 shares of its Common Stock, par value $.001, for 100% of the outstanding capital shares of Mirkat Media, Inc., a Tennessee corporation engaged in the development, production, marketing and syndication of television programming and the distribution of recorded music and DVDs. The 2,000,000 shares issued by the Registrant represent direct and beneficial ownership of 80% of the Registrant's total shares outstanding after giving effect to the transaction.

         The Reorganization was closed on October 2, 2002, and will be accounted for as a reverse merger.

         In connection with this transaction, the Registrant's Directors have resigned and appointed six (6) new directors: Keith Dressel, Mark Green, Mike Shannon, Ken Rapier, Michael Mills and John Furlow. The new Directors appointed new officer: Keith Dressel, President and Chief Executive Officer.

         No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction. There are no other arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

         The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Mirkat Media, or their respective associates, and the officers, directors, affiliates and shareholders of the Registrant, or their respective associates.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  Financial Statements and Pro Forma Financial Information.
                  --------------------------------------------------------

                  The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before December 16, 2002.

         (c)      Exhibits.
                  --------

         Securities Purchase Agreement and Plan of Reorganization dated September 23, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEELICK ACQUISITION CORP.
                                              (Registrant)

Date:  October 2, 2002                        By: /s/ Keith Dressel
                                                  -------------------------
                                                  Keith Dressel,
                                                  Chief Executive Officer


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                          SECURITIES PURCHASE AGREEMENT
                           AND PLAN OF REORGANIZATION

         THIS SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into on September 23, 2002 by and among MEELICK ACQUISITION CORP., a Delaware corporation ("Meelick"), and the stockholders of MIRKAT MEDIA, INC., a Tennessee corporation ("MirKat"), listed on the list of selling stockholders ("List of Selling Stockholders") attached as Exhibit "A" hereto and who have executed this Agreement ("Selling Stockholders").

                                 R E C I T A L S

         A. Meelick has authorized capital stock consisting of 20,000,000 shares of common stock ("Common Stock"), $.001 par value, and 10,000,000 shares of preferred stock ("Preferred Stock"), $.001 par value, of which 500,000 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.

         B. The Selling Shareholders are the sole stockholders of MirKat. MirKat has authorized capital stock consisting of 20,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 2,000,000 shares ("MirKat Shares") of common stock and no shares of preferred stock are issued and outstanding and owned by the Selling Shareholders.

         C. The Selling Stockholders wish to sell, and Meelick wishes to acquire, all of the MirKat Shares on the Closing Date (as defined below), in exchange for Meelick's transfer to the Selling Stockholders of an aggregate of 2,000,000 shares ("Meelick Shares") of Common Stock, subject to and upon the terms and conditions hereinafter set forth.

         D. Immediately following the Close (as defined below), Meelick intends to change its corporate name to "MirKat Media, Inc."

                             A G R E E M E N T

                            It is agreed as follows:

         1. SECURITIES PURCHASE AND REORGANIZATION.

                  1.1 Agreement to Exchange Securities. Subject to the terms and upon the conditions set forth herein, each Selling Stockholder agrees to sell, assign, transfer and deliver to Meelick, and Meelick agrees to purchase from each Selling Stockholder, at the Closing, the MirKat Shares owned by the respective Selling Stockholder as set forth on the List of Selling Stockholders, in exchange for the transfer, at the Closing, by Meelick to each Selling Stockholder of a pro rata share of the Meelick Shares. A Selling Stockholder's pro rata share of the Meelick Shares shall be determined by multiplying the total number of the Meelick Shares (i.e., 2,000,000 shares of Common Stock) by a fraction, the numerator of which is the total number of MirKat Shares owned by the Selling Stockholder at the Closing and the denominator of which is the total number of MirKat Shares issued and outstanding at the Closing.

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                  1.2 Instruments of Transfer.


                           (a) MirKat Shares. Each Selling Stockholder shall
deliver to Meelick at the Closing Date certificates evidencing all of the MirKat Shares owned by the Selling Stockholder, along with duly executed stock powers in form and substance satisfactory to Meelick, in order to effectively vest in Meelick all right, title and interest in and to the MirKat Shares owned by the Selling Stockholder. From time to time after the Closing Date, and without further consideration, the Selling Stockholders will execute and deliver such other instruments of transfer and take such other actions as Meelick may reasonably request in order to more effectively transfer to Meelick the securities intended to be transferred hereunder.

                           (b) Meelick Shares. Meelick shall deliver to the
Selling Stockholders on the Closing Date original certificates evidencing the Meelick Shares, in form and substance satisfactory to the Selling Stockholders, in order to effectively vest in the Selling Stockholders all right, title and interest in and to the Meelick Shares. From time to time after the Closing Date, and without further consideration, Meelick will execute and deliver such other instruments and take such other actions as the Selling Stockholders may reasonably request in order to more effectively issue to them the Meelick Shares.

                  1.3 Closing. The closing ("Closing") of the exchange of the MirKat Shares and the Meelick Shares shall take place at the offices of Meelick, at 2600 Michelson Drive, Suite 490, Irvine, CA 92612, at 10:00 a.m., local time, on Wednesday, September 25, 2002, or at such other time and place as may be agreed to by the Selling Shareholders and Meelick ("Closing Date"). Prior to or contemporaneous with the Closing, (i) the board of directors of Meelick shall appoint to the board of directors of Meelick, effective upon the Closing, Keith Dressel, Mark Green, Mike Shannon, Ken Rapier, Michael J. Mills and John Furlow; and (ii) all of the pre- Closing officers and directors of Meelick shall submit to Meelick and the Selling Shareholders their written resignations to be effective as of the Closing. The Selling Shareholders shall be responsible for preparing and filing all appropriate information, financial statements and periodic reports required to be filed by Meelick after the Closing with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.

         Each Selling Stockholder severally represents, warrants and covenants to and with Meelick with respect to himself, as follows:

                  2.1 Power and Authority. The Selling Stockholder has all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Selling Stockholder necessary for the authorization, execution, delivery and performance of the Documents by the Selling Stockholder has been taken and no further authorization on the part of the Selling Stockholder is required to consummate the transactions provided for in the Documents. When executed and delivered by the Selling Stockholder, the Documents shall constitute the valid and legally binding obligation of the Selling Stockholder enforceable in accordance with their respective terms.

                  2.2 Ownership of and Title to Securities. To his knowledge, the recitals to this Agreement accurately and completely describe the authorized, issued and outstanding capital stock of MirKat. Exhibit A to this Agreement accurately and completely sets forth all of the capital stock of MirKat owned by the Selling Stockholder and, to his knowledge, the other stockholders of MirKat. There are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any securities of MirKat held by the Selling Stockholder or, to his knowledge, any other person. The Selling Stockholder represents that the Selling Stockholder has and will transfer to Meelick good and marketable title to the MirKat Shares which he owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances, except for any restrictions imposed by federal or state securities laws.

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                  2.3 Investment and Related Representations. The Selling
Stockholder is aware that neither the Meelick Shares nor the offer or sale thereof to the Selling Stockholder has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. The Selling Stockholder understands that the Meelick Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Selling Stockholder agrees that the Selling Stockholder will not sell all or any portion of Meelick Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Selling Stockholder understands that each certificate for Meelick Shares issued to the Selling Stockholder or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this Section 2.3 and that Meelick shall refuse to transfer the Meelick Shares except in accordance with such restrictions:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

         The Selling Stockholder acknowledges having received and reviewed Meelick's SEC Reports (as defined in Section 3.6). The Selling Stockholder further acknowledges that Meelick has given to the Selling Stockholder and his counsel, accountants and other advisors, agents, consultants and representatives, full access to all of the properties, books, contracts, commitments and records of Meelick, and has furnished or will furnish all such information concerning it (including its operations, financial condition and business plan) as the Selling Stockholder has requested or may request.

         3. REPRESENTATIONS AND WARRANTIES OF MEELICK. Meelick represents, warrants and covenants to and with each of the Selling Stockholders as follows:

                  3.1O rganization and Good Standing. Meelick is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

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                  3.2 Capitalization. The recitals to this Agreement accurately and completely describe the authorized, issued and outstanding capital stock of Meelick. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There are no agreements, options, warrants or other rights to purchase from Meelick any of Meelick's authorized and unissued Preferred Stock or Common Stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts known to Meelick by and among Meelick, its shareholders, or any of them.

                  3.3 No Governmental or Other Proceeding or Litigation. Meelick represents that, to its knowledge, no order of any court or administrative agency is in effect which restrains or prohibits Meelick from consummating the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding has been instituted or threatened which questions the validity or legality of Meelick's consummation of the transactions contemplated hereby.

                  3.4 Validity of Transactions. This Agreement, and each document executed and delivered by Meelick in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized, executed and delivered by Meelick and is each the valid and legally binding obligation of Meelick, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The Meelick Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The Meelick Shares will be free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

                  3.5 Approvals and Consents. Meelick represents that, to its best knowledge, there areno permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for the Selling Stockholder's consummation of the transactions contemplated hereby.

                  3.6 Financial Statements; SEC Reports. Meelick has furnished to the Selling Shareholders its balance sheet as of the end of its fiscal year ended December 31, 2001 and its statements of earnings, shareholders' equity and cash flows for the fiscal years ended December 31, 2001 and 2000, together with appropriate notes to such financial statements, accompanied by reports thereon containing opinions without comment or qualification, except as therein noted, by its independent certified public accountants. Meelick has also furnished to the Selling Shareholders its unaudited condensed balance sheet as of June 30, 2002 and its unaudited condensed statements of earnings and cash flows of the six months ended June 30, 2002 and 2001. All of the foregoing financial statements (collectively, the "Meelick Financial Statements"), including in each case the related notes, have been prepared in conformity with generally accepted accounting principles consistently applied and are correct and complete in all material respects and such financial statements fairly present the financial position of Meelick as of the dates of such balance sheets and the results of operations for the respective periods indicated.

         Meelick represents that it has delivered to Selling Shareholders (i) its annual report on Form 10-KSB for the fiscal year ended December 31, 2001 and(ii) its quarterly report on Form 10-QSB for the period ended June 30, 2002 (collectively, the "SEC Reports"), filed with the Securities and Exchange Commission ("SEC"). The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as provided in the SEC Reports, since June 30, 2002, there has been no material adverse change in the business or financial condition of the Company.

                  3.7 No Assets of Liabilities. Meelick represents and warrants that Meelick does not have any assets, liabilities, agreements, commitments or operations except as set forth in the SEC Reports.

         4. MISCELLANEOUS.

                  4.1 Cumulative Remedies. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

                  4.2 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  4.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

                  4.4 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

                  4.5 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

                  4.6 Registration of Shares. Meelick covenants that it will, at its expense, as soon as practicable after the Closing, use its best efforts to file a registration statement on the appropriate form (the "Registration Statement") with the SEC seeking to permit the resale without restriction of all shares ("Registrable Shares") of Common Stock, or any successor securities, held by the pre-Closing shareholders of Meelick. Meelick shall use its best efforts to effect such registration as soon as practicable after the filing of such Registration Statement and to keep such Registration Statement effective until all Registrable Shares are sold or, in the opinion of counsel to Meelick at such time, such Registrable Shares are eligible for resale under Rule 144 under the Securities Act.

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         IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.


                                       "Meelick"

                                       MEELICK ACQUISITION CORP.,
                                       a Delaware corporation

                                       By: /s/ Danilo Cacciamatta,
                                           Chief Executive Officer


                                       "MirKat"

                                       MIRKAT MEDIA, INC.,
                                       a Tennessee corporation

                                       By: /s/ Keith Dressel,
                                           President and Chief Executive Officer

            [Signatures of Selling Stockholders Appear on Exhibit A]

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                                    EXHIBIT A
                          LIST OF SELLING STOCKHOLDERS
                          ----------------------------


                                                         Number of MirKat
Name and Address of                                      Shares Owned by Selling
Stockholder                        Signature             Stockholder
-----------                        ---------             -----------

Keith Dressel                 /s/ Keith Dressel           425,000

Mike Shannon                  /s/ Mike Shannon            425,000

Mark Green                    /s/ Mark Green              425,000

Ken Rapier                    /s/ Ken Rapier              425,000

John Furlow                   /s/ John Furlow             100,000

Brent Gordon                  /s/ Brent Gordon            100,000

Michael J. Mills              /s/ Michael J. Mills        25,000








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